Exhibit 99.1

December 2015

FORWARD LOOKING STATEMENTS Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements. You can identify forward-looking statements by the fact that they generally include words such as "anticipate," "estimate," "expect," "project," "plan,“ "intend," "believe," “outlook” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward-looking statements contain these identifying words. These forward-looking statements are based on assumptions that the Company’s management has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors they believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: the failure to realize the anticipated synergies from the Sheplers acquisition and other risks of integration, declines in consumer spending or changes in consumer preferences and the Company’s ability to effectively execute on its growth strategy; to maintain and enhance its strong brand image; to compete effectively; to maintain good relationships with its key suppliers; and to improve and expand its exclusive product offerings. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or revise the forward-looking statements in this presentation after the date of this presentation. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above, and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. Non-GAAP Financial Measures The Company presents Adjusted EBITDA because it is an important financial measure that its management, board of directors and lenders use to assess the Company’s operating performance. However, Adjusted EBITDA is a non-GAAP financial measure and should not be considered in isolation or as an alternative to net income or any other measure of financial performance calculated and presented in accordance with GAAP. The Company defines Adjusted EBITDA as earnings before interest, income tax, depreciation and amortization, or EBITDA, adjusted to exclude non-cash stock-based compensation, the non-cash accrual for future award redemptions, recapitalization expenses, acquisition expenses, acquisition-related integration and reorganization costs, amortization of inventory fair value adjustment, loss on disposal of assets, Sheplers store pre-opening and closing expenses and other unusual or non-recurring expenses. Since Adjusted EBITDA is a non-GAAP financial measure, it is susceptible to varying calculations and the Company’s Adjusted EBITDA may not be comparable to similarly titled measures of other companies, including companies in its industry. See the appendix to this presentation for a reconciliation of Sheplers Adjusted EBITDA to net income.

Boot barn snapshot SALES composition (FY15) Footwear 51% Hats, Accessories & Other 17% Apparel 32% Western 66% Work1 34% Illustrative Store Note: Fiscal year ended March, excluding Sheplers. 1 Work also includes sales from “other”

everyday merchandise assortment RUGGED FOOTWEAR OUTERWEAR OVERALLS PANTS SHIRTS WORK Our core assortment is strategically augmented by region to match local preferences BOOTS DENIM WESTERN SHIRTS COWBOY HATS BELTS / BELT BUCKLES WESTERN

Over 200 brands and more than 1,500 styles = Private brands Western Work / Other

Growth strategies 1 EXPAND OUR STORE BASE 2 3 4 DRIVE SAME STORE SALES GROWTH BUILD OUT PRIVATE BRAND PORTFOLIO GROW ECOMMERCE AND OMNI CHANNEL EXPERIENCE

Compelling new store economics 1 Norco, CA GOALS Store Size (sq. ft) 10,000 Year 1 Net Sales $1.7mm Net Cash Investment1 $0.8mm Cash on Cash Return (Yr. 1) 31.5% Payback Period 3 Years Time between LOI & Opening 6 months Annual Unit Growth 10-15% Mall of America Downtown Nashville Greeley, CO Houston, TX (Humble) Minot, ND 1 Includes capital expenditures plus inventory (net of payables). Easley, SC

1 COMPELLING NEW STORE ECONOMICS

	GOALS
Store Size (sq. ft)	10,000
Year 1 Net Sales	$1.7mm
Net Cash Investment[1]	$0.8mm
Cash on Cash Return (Yr. 1)	31.5%
Payback Period	3 Years
Time between LOI & Opening	6 months
Annual Unit Growth	10-15%


Minot, ND
Mall of America
Greeley, CO
Downtown Nashville
Easley, SC
Norco, CA
Houston, TX (Humble)
BOOT BARN

[1] Includes capital expenditures plus inventory (net of payables).

Highly successful private brands Private brands account for approximately 12% of sales 3

Multi-pronged ecommerce growth strategy 4 Note: Red circles represent the location and relative amount of Boot Barn FY14 ecommerce sales LOCATION OF BOOT BARN ECOMMERCE SALES 9,800 likes 4,100 shared 121 comments E-comm sales with sheplers ($M) FY12 FY13 FY14 FY15 Combined FY15 8 12 14 831 17 CAGR: 115% Sheplers e-commerce sales 1 Trailing 12 months (TTM) as of March 2015

Select Key Event Sponsorships Presence at Western and Country Events WESTERN EVENTS COUNTRY MUSIC POP-UP SHOPS NATIONAL BRAND with local presence

Boot barn is a GENUINE LIFESTYLE retail BRAND Strong affinity for the western lifestyle ~2.6mm loyalty program members1 Vast majority of sales to loyalty program members Inviting store environment Extensive selection Engaging store associates Strong product expertise Affinity for western lifestyle Comprehensive western wear selection Complementary work wear offering National and private brands Rodeos, stock shows and other events Country music Social media, digital marketing 1 Excluding Sheplers. Authentic Shopping Experience Lifestyle Customer Strong Brand Identity Broad Product Offering

Introduction to sheplers Authentic western retail and e-commerce business Rich 116-year heritage – founded in 1899 Early legacy as a catalog business, with addition of stores in 1961 and e-commerce in 19991 Key financials (for 12 mos ending March 2015)2: Total Sales: $157 million E-Commerce Sales: $66 million Adjusted EBITDA: $14.9 million Leading e-commerce platform: Represents 42% of total Sheplers sales3 Highest customer traffic vs. all other omni-channel competitors Domestic and international customer base 19 stores rebranded to Boot Barn stores Key facts Northglenn, CO Greenwood Village, CO Mesquite, TX Dallas/Fort Worth, TX San Antonio, TX McAllen, TX Orlando, FL Frisco, TX Wichita, KS Omaha, NE Oklahoma City, OK Mesa, AZ Arlington, TX Lubbock, TX Odessa, TX Austin, TX Preston, TX 1 Sheplers phased out its catalog business in 2014 to focus exclusively on e-commerce and stores 2 Unaudited financials 3 Trailing 12 months (TTM) as of March 2015

Boot Barn proven Track record and opportunity Stores FY12 FY13 FY14 FY15 Combined 86 117 152 200 E-commerce sales ($M) Total sales ($M) 169 FY15 FY12 FY13 FY14 FY15 Combined FY15 170 233 346 5601 403 CAGR: 49% FY12 FY13 FY14 FY15 Combined FY15 8 12 14 831 17 CAGR: 115% Acquired new stores Organic new stores 1 Trailing 12 months (TTM) as of March 2015 Sheplers e-commerce sales Sheplers total sales

Strategic rationale Highly complementary businesses – customers, lifestyle, merchandise categories 3 Enhanced key store markets and increased scale with a national Boot Barn brand 2 Created the largest omni-channel western & work wear retailer in the U.S. 1 $6-8 million expected annual synergies and EPS accretion 4

LARGEST OMNI-CHANNEL WESTERN WEAR RETAILER OPPORTUNITY FOR DUAL BRAND STRATEGY E-commerce penetration1 Product / Lifestyle / Omni-Channel Direct-to-Consumer / Promotional 1 Trailing 12 months (TTM) as of March 2015 1 4% 15% Pre Acquisition Post Acquisition

Enhanced key store markets FY12 86 stores 8 states FY13 117 stores 21 states 152 stores 23 states FY14 boot barn Before Sheplers 176 stores 28 states Current Boot barn 206 stores 29 states 2

5M+ combined customer database Three CUSTOMER SOURCES Boot Barn Stores bootbarn.com Sheplers Stores (to be rebranded) Consolidated database Tailored offer/messaging Integrated CRM Database 5M+ customers1 Work boots & work wear Rewards Casual Country music Promotional Customer segments Western Demographics Psychographics Purchase behavior across all channels Loyalty program participation 1 Customer numbers as of 5/30/15 3

Significant financial benefits Margin synergies Purchasing scale Private brands penetration Vendor direct / container-load sourcing Estimated synergies Expected $6-8 million annual synergies Sales synergies Expanded assortments (especially work wear) Upgraded stores / enhanced store disciplines E-commerce best practices Loyalty program rollout Cost synergies Select corporate functions E-commerce distribution 4 Sales synergies underway $13 million of CAPEX invested in Sheplers stores All stores rebranded with complete assortment of private brands and work wear Loyalty program received well by Sheplers customers Integration of E-commerce platform underway Margin synergies underway Purchasing economies of scale Merchandise purchasing consolidated Cost synergies completed POS and back office integration Corporate functions consolidated Update on Synergies

Strong, experienced management EXECUTION Jim Conroy Chief Executive Officer Greg Hackman Chief Financial Officer Laurie Grijalva Chief Merchandising Officer Steve Williams Chief Information Officer Margarette Abeyta Vice President, Stores John Neppl Vice President, Real Estate 23 31 33 28 31 34 Jayme Maxwell Vice President, Marketing 30 3 1 21 3 4 2 3 Select experience Years with boot barn Years of experience Jim Watkins VP, Investor Relations 16 1 Jon Kubo Chief Digital Officer 34 Joined May 2015

Boot barn IS AN authentic lifestyle BRAND

appendix

capital structure Debt Terms Golub Term Loan Wells Fargo Revolver Facility Amount $200 million $125 million Outstanding Balance at 9/26/15 $199.5 million $69.0 million Revolver Availability at 9/26/15 N/A $56.0 million Interest Rate LIBOR + 4.50%1 LIBOR + 1.00% - 1.25%2 (based on availability) Financial Covenant Total Net Leverage Ratio = Total Net Debt/ Adjusted EBITDA Springing Fixed Charge Coverage Ratio = Adjusted EBITDA/Fixed Charges3 Required Q2 2015 Financial Covenant Level 5.25x4 1.00x5 Actual Ratio at 9/26/15 3.9x NA6 1 LIBOR floor of 1%. 2 Weighted average interest rate for the fiscal quarter ended September 26, 2015 of 1.7%. 3 Financial covenant only tested if Excess Availability is less than 10% of the Loan Cap and $10 million for 30 consecutive calendar days. 4 Per Section 9.13 of the June 29, 2015 Credit Agreement with GCI Capital Markets LLC. 5 Per Section 9.13 of the June 29, 2015 Credit Agreement with Wells Fargo Bank. 6 Excess Availability of greater than 10% and $10 million.

Sheplers adjusted EBITDA Reconciliation SHEPLERS (Unaudited) (in thousands) 12 months ended March 28, 2015 EBITDA Reconciliation: Net loss $ (2,609) Income tax benefit (1,487) Interest expense, net 9,153 Depreciation and intangible asset amortization 4,999 EBITDA 10,056 Store pre-opening and closing expenses(a) 1,166 Other unusual non-recurring expenses(b) 3,694 Adjusted EBITDA $ 14,916 (a) Includes store pre-opening costs for new stores opened in the year ended March 28, 2015. (b) Includes non-recurring legal and other professional fees, transaction and settlement costs.